United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 5, 2014

Date of Report

SUNDANCE STRATEGIES, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365

Provo, Utah  84604

 (Address of Principal Executive Offices)

(801) 705-8968

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and our failure to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Exchange Act.

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies.  We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

NAME REFERENCES

In this Current Report, references to “Sundance Strategies,” the “Company,” “we,” “our,” “us” or words of similar import, refer to the Registrant, Sundance Strategies, Inc., a Nevada corporation, and our wholly-owned subsidiary, ANEW LIFE, INC., a Utah corporation (“ANEW LIFE”), our acquisition of which by merger occurred on March 29, 2013.

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2014, we entered into a binding Letter of Intent (“LOI”) with HFII Assets Solutions, LLC, a Delaware limited liability company (“HFII”), whereby we agreed to purchase and HFII agreed sell two portfolios of life insurance policies with a face value of approximately $124,375,000 and which meet our investment criteria, having already been processed into our Net Insurance Benefit (“NIBs”) structure of premium financing, mortality re-insurance (“MR”I), the number of policies desired in the portfolios and with an acceptable average age range of the insureds, among other factors.  The NIB is the amount remaining after payment of the face amount when a policy matures, less the total of premium payments, financing costs, MRI costs and all other expenses.

Our Amended and Restated Promissory Note in the amount of $2,999,999 that we executed and delivered to Del Mar Financial S.a.r.l. (“Del Mar”) on November 5, 2013, and that was initially executed and delivered by us to PCH Financial S.a.r.l. (“PCH”) on March 11, 2013, in connection with our PCH Transfer Agreement of the same date, and which was subsequently acquired by Del Mar, is included in the assets to be acquired by us under the LOI.  The due date of the Amended and Restated Promissory Note was extended from December 31, 2014, to April 11, 2015, when it was amended, and the principal was reduced to a maximum of $1,500,000. The Amended and Restated Promissory Note was assigned by Del Mar to  Hyperion Life Fund II-A (“Hyperion”) on November 5, 2013, subject to a one year Buyback Option at $1,000,000 plus two percent of the principal per month (not however, to be for less than the sum of $1,120,000 [“Minimum Buyback Price”]); and the Buyback Option was assigned to us on the same date, subject to reassignment to Del Mar if it delivered $400,000,000 in Qualified NIBs to us by April 1, 2014, under our Del Mar Asset Purchase Agreement (the “Del Mar ATA”) dated June 7, 2013.  We have only received $90,000,000 in Qualified NIBs under the Del Mar ATA, and accordingly, we became the owner of the Buyback Option, effective April 1, 2014; however, the Buyback Option expired on November 5, 2013.  See our 8-K Current Report dated June 7, 2013, as amended, for additional information, along with our 10-Q Quarterly Report for the Quarter ended September 30, 2014, which was filed with the SEC on November 14, 2014.  See Item 9.01.

The LOI is subject to HFII completing its acquisition of the assets to be acquired under the LOI from Hyperion, which is presently in the process of being completed.  The timely completion of the transfer of these assets is subject to the payment of certain residual costs associated with the transfer and the assistance by us of certain financing as outlined below.

In consideration of the purchase of the assets under the LOI, we will:

-

issue 1,130,000 shares of our common stock valued by us at $9.00 per share;

-

lend $150,000 to HFII to facilitate the transfer of assets from Hyperion to HFII for sale to us under the LOI, with the loan to be represented by our $150,000 promissory note.

-

grant HFII a Put Option (as defined in the LOI) to  put to us 187,500 of our shares to us at a price of $8.00 per share or an aggregate total of $1,500,000, in two Puts: (i) 93,750 shares on February 15, 2015, for $750,000; and (ii) 93,750 shares on October 31, 2015, for $750,000.  The Put

Options shall expire if not exercised on the respective exercise dates of February 15, 2015, and October 31, 2015.

-

if we do not have the liquidity to pay the Put Options, if made, on their respective exercise dates, HFII has the following Clawback rights, subject to the Cure Period, as respectively defined in the LOI: (i) on the February 15, 2015, Put Option, all of the HTF US Life 3 and 4 portfolios with a face value of $60.475 million; and (ii) on the October 31, 2015, Put Option, all of the Apollo and Jubilee portfolios with a face value of $63.9 million.

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if the Clawback rights are exercised, HFII shall return 471,250 shares of our common stock for each such Clawback exercise, retaining, however, the balance of the 1,130,000 shares to be issued under the LOI or 187,500 shares.

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We will have a Cure Period of 45 days applicable to the February 15, 2015, Put Option, if exercised, during which such Clawback right shall not be exercisable.

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the closing is scheduled on or before December 31, 2014, and is subject to the resolution of certain issues satisfactory to all parties pertaining to certain service providers of certain Gmbh corporation structures on or before such date.

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our $150,000 promissory note to facilitate the residual costs associated with the transfer of assets shall be payable: (i) out of the proceeds of the first Put Option exercise, if there is a closing; and (ii) out of the proceeds of our Amended and Restated Promissory Note, if there is no closing, as such Amended and Restated Promissory Note shall remain in full force and effect in the event there is no closing.

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the shares to be issued by us shall be subject to a 12 month Lock-Up/Leak-Out Agreement provision.

A copy of the LOI is filed as an Exhibit to this Current Report and is incorporated herein by reference.  See Exhibit 10 in Item 9.01.

Item 7.01 Regulation FD Disclosure.

See Exhibit 99 in Item 9.01.

The information contained in this Item 7.01 and in Exhibit 99 is being furnished, and shall not be deemed to be “filed,” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit No.

Exhibit Description

10

Letter of Intent dated December 5, 2014

99

Press Release dated December 8, 2014.

10-Q Quarterly Report for the Quarter ended September 30, 2014, which was filed with the SEC on November 14, 2014

8-K Current Report dated June 7, 2014, which was filed with the SEC on June 20, 2013, and amended on September 19, 2013, November 14, 2013, May 8, 2014, May 27, 2014, and July 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	December 8, 2014	By:	/s/ Randall F. Pearson
Randall F. Pearson
President, Acting Chief Financial Officer and Director